Sequoia 2005-1

1. Index
Index	Number of Mortgage Loans	Total Balance	% of Total Balance
1 M LIBOR	20	33,192,229.16	57.38
6 M LIBOR	16	24,654,699.29	42.62
Total:	36	57,846,928.45	100

2. Delinquency
Delinquency	Number of Mortgage Loans	Total Balance	% of Total Balance
Current	36	57,846,928.45	100
Total:	36	57,846,928.45	100

3. Current Balance ($)
Current Balance ($)	Number of Mortgage Loans	Total Balance	% of Total Balance
1,000,000.01 – 1,100,000.00	3	3,280,000.00	5.67
1,100,000.01 – 1,200,000.00	5	5,797,663.28	10.02
1,200,000.01 – 1,300,000.00	7	8,601,400.00	14.87
1,300,000.01 – 1,400,000.00	5	6,844,729.17	11.83
1,400,000.01 – 1,500,000.00	4	5,882,000.00	10.17
1,500,000.01 – 1,600,000.00	2	3,083,600.00	5.33
1,700,000.01 – 1,800,000.00	2	3,562,500.00	6.16
1,900,000.01 – 2,000,000.00	2	3,935,000.00	6.8
2,400,000.01 – 2,500,000.00	1	2,440,000.00	4.22
2,700,000.01 – 2,800,000.00	2	5,560,000.00	9.61
2,800,000.01 – 2,900,000.00	1	2,875,000.00	4.97
2,900,000.01 – 3,000,000.00	2	5,985,036.00	10.35
Total:	36	57,846,928.45	100
Minimum: 1,080,000
Maximum: 3,000,000
Average: 1,606,859

4. Loan Rate (%) Loan Rate (%)	Number of Mortgage Loans	Total Balance	% of Total Balance
2.751 - 3.000	1	1,935,000.00	3.35
3.001 - 3.250	1	1,219,000.00	2.11
3.251 - 3.500	3	5,340,000.00	9.23
3.501 - 3.750	4	5,530,000.00	9.56
3.751 - 4.000	13	22,440,492.46	38.79
4.001 - 4.250	6	9,457,399.99	16.35
4.251 - 4.500	5	6,570,000.00	11.36
4.501 - 4.750	3	5,355,036.00	9.26
Total:	36	57,846,928.45	100
Minimum: 3.000
Maximum: 4.750
Weighted Average: 3.974

5. Gross Margin (%)
Gross Margin (%)	Number of Mortgage Loans	Total Balance	% of Total Balance
1.375	2	2,559,000.00	4.42
1.5	13	23,520,500.00	40.66
1.625	5	8,292,400.00	14.34
1.875	4	6,727,600.00	11.63
2	5	6,602,000.00	11.41
2.125	2	2,504,729.17	4.33
2.25	4	6,412,699.28	11.09
2.75	1	1,228,000.00	2.12
Total:	36	57,846,928.45	100
Minimum: 1.375
Maximum: 2.750
Weighted Average: 1.750

6. Original Term (Months)
Original Term (Months)	Number of Mortgage Loans	Total Balance	% of Total Balance
300	24	41,215,936.00	71.25
360	12	16,630,992.45	28.75
Total:	36	57,846,928.45	100
Minimum: 300
Maximum: 360
Weighted Average: 317.3

7. Remaining Term (Months) Remaining Term (Months)	Number of Mortgage Loans	Total Balance	% of Total Balance
295 – 300	24	41,215,936.00	71.25
349 – 354	1	1,192,663.29	2.06
355 – 360	11	15,438,329.16	26.69
Total:	36	57,846,928.45	100
Minimum: 299
Maximum: 360
Weighted Average: 316.7

8. IO Remaining Term
IO Remaining Term	Number of Mortgage Loans	Total Balance	% of Total Balance
49 - 54	1	1,192,663.29	2.06
55 - 60	1	1,134,999.99	1.96
115 - 120	34	55,519,265.17	95.98
Total:	36	57,846,928.45	100
Minimum: 49
Maximum: 120
Weighted Average: 117.0

9. PREPAY TERM (Months)
PREPAY TERM (Months)	Number of Mortgage Loans	Total Balance	% of Total Balance
0	32	52,867,928.45	91.39
36	4	4,979,000.00	8.61
Total:	36	57,846,928.45	100

10. Rate Change Date
Rate Change Date	Number of Mortgage Loans	Total Balance	% of Total Balance
2005-01	30	47,999,292.45	82.98
2005-05	2	2,662,600.00	4.6
2005-06	4	7,185,036.00	12.42
Total:	36	57,846,928.45	100
Minimum: 2005-01-01
Maximum: 2005-06-01
Weighted Average: 2005-01-25

11. Original LTV Original LTV	Number of Mortgage Loans	Total Balance	% of Total Balance
30.01 – 40.00	1	3,000,000.00	5.19
40.01 – 50.00	2	3,250,000.00	5.62
50.01 – 60.00	4	6,406,000.00	11.07
60.01 – 70.00	8	11,904,765.16	20.58
70.01 – 75.00	6	9,892,763.29	17.1
75.01 – 80.00	12	19,551,000.00	33.8
85.01 – 90.00	1	1,240,000.00	2.14
95.01 – 100.00	2	2,602,400.00	4.5
Total	36	57,846,928.45	100
Minimum: 2005-01-01
Maximum: 2005-06-01
Weighted Average: 2005-01-25

12. Effective Loan-to-Value (%)
Effective Loan-to-Value (%)	Number of Mortgage Loans	Total Balance	% of Total Balance
30.01 - 40.00	1	3,000,000.00	5.19
40.01 - 50.00	4	5,852,400.00	10.12
50.01 - 60.00	4	6,406,000.00	11.07
60.01 - 70.00	9	13,144,765.16	22.72
70.01 - 75.00	6	9,892,763.29	17.1
75.01 - 80.00	12	19,551,000.00	33.8
Total:	36	57,846,928.45	100
Minimum: 37.74
Maximum: 80.00
Weighted Average by Current Balance: 68.18

13. Credit Score
Credit Score	Number of Mortgage Loans	Total Balance	% of Total Balance
620 – 639	1	1,150,000.00	1.99
640 – 659	1	1,240,000.00	2.14
660 – 679	1	1,400,000.00	2.42
680 – 699	7	10,142,000.00	17.53
700 – 719	9	12,754,163.29	22.05
720 – 739	3	8,620,036.00	14.9
740 – 759	8	12,289,729.16	21.25
760 – 779	2	2,330,000.00	4.03
780 – 799	3	6,521,000.00	11.27

800 – 819	1	1,400,000.00	2.42
Total:	36	57,846,928.45	100
Minimum: 635
Maximum: 800
Non Zero Weighted Average: 728

14. Amortization
Amortization	Number of Mortgage Loans	Total Balance	% of Total Balance
Interest Only	36	57,846,928.45	100
Total:	36	57,846,928.45	100

15. Documentation
Documentation	Number of Mortgage Loans	Total Balance	% of Total Balance
Alternative	14	26,789,500.00	46.31
Full	11	16,700,365.16	28.87
Asset, No Income	6	7,993,663.29	13.82
Lite Doc	4	5,113,400.00	8.84
Limited	1	1,250,000.00	2.16
Total:	36	57,846,928.45	100

16. Occupancy
Occupancy	Number of Mortgage Loans	Total Balance	% of Total Balance
Primary	29	44,607,028.45	77.11
Second Home	6	12,037,500.00	20.81
Investment	1	1,202,400.00	2.08
Total:	36	57,846,928.45	100

17. Property Type
Property Type	Number of Mortgage Loans	Total Balance	% of Total Balance
Single Family Residence	22	39,871,865.16	68.93
PUD	11	14,342,400.00	24.79
2-4 Family	1	1,228,000.00	2.12
Condo	1	1,212,000.00	2.1
Co-op	1	1,192,663.29	2.06
Total:	36	57,846,928.45	100

18. Purpose Purpose	Number of Mortgage Loans	Total Balance	% of Total Balance
Purchase	20	31,814,292.45	55
Cash Out Refinance	12	18,533,000.00	32.04
Rate/Term Refinance	4	7,499,636.00	12.96
Total:	36	57,846,928.45	100

19. Geographic Distribution by Balance
Geographic Distribution by Balance	Number of Mortgage Loans	Total Balance	% of Total Balance
California	11	16,093,036.00	27.82
Florida	7	9,748,400.00	16.85
New York	3	5,452,392.46	9.43
Colorado	1	3,000,000.00	5.19
Arizona	2	2,973,000.00	5.14
New Jersey	2	2,897,499.99	5.01
Pennsylvania	1	2,800,000.00	4.84
Utah	1	2,760,000.00	4.77
Hawaii	2	2,500,000.00	4.32
Connecticut	1	2,440,000.00	4.22
Massachusetts	1	1,800,000.00	3.11
Illinois	1	1,562,600.00	2.7
Indiana	1	1,400,000.00	2.42
Maine	1	1,340,000.00	2.32
Texas	1	1,080,000.00	1.87
Total:	36	57,846,928.45	100

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer, which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment-banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE

CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

H	Pool Data

Pool Summary		North California		Classification	Total	Check
Total Issue Balance (USD)	415,726,705	% of State	37.8%	Mortgage Type	-	7
Original Mortgage Pool Balance (USD)	416,343,025	WA FICO	740	Loan-to-Value	415,726,705	4
Current Mortgage Pool Balance (USD)	415,726,705	- Minimum FICO	647	FICO	415,726,705	4
Total Number of Loans	1,171	- Maximum FICO	826	Purpose	415,726,705	4
Average Loan Balance (USD)	355,019	WA LTV	68.39	Occupancy	415,726,705	4
1st lien (%age)	100.0%	- Minimum LTV	28.51	Loan Balance	415,726,705	4
2nd lien (%age)	0.0%	- Maximum LTV	100	Property Type	415,726,705	4
WA FICO	733	Highest Zip-Code Density (% of State)	3.6	Documentation Type	415,726,705	4
- Minimum FICO	552	Zip-Code with Highest Density	94549	Fixed Period	415,726,705	4
- Maximum FICO	826			Debt-to-Income Ratio	415,726,705	4
WA LTV	70.0%	South California		Geographic Distribution	415,726,705	4
- Minimum LTV	15.4%	% of State	62.2%
- Maximum LTV	100.0%	WA FICO	731	Per Annum Fees
WA DTI	34.5%	Minimum FICO	635	Servicer Fees	0.375
- Minimum DTI	1.0%	Maximum FICO	801	Cost of Carry
- Maximum DTI	96.0%	WA LTV	67.67
WA Age (Months)	1	Minimum LTV	24.91
WA Remaining Term (Months)	337	Maximum LTV	89.43
Aquired Loans	100.0%	Highest Zip-Code Density (% of State)	2.9
North California (% of Pool)	10.9%	Zip-Code with Highest Density	90272
South California (% of Pool)	18.0%

Mortgage Type	WA LTV	WA FICO	Balance
Classic 30yr FRM
Classic 15yr FRM
Classic ARM
Classic 15/30 Balloon
Classic 5/1 Hybrid
Classic 5/1 IO Hybrid
5/1 Hybrid w/3 year IO feature

LTV	WA LTV	WA FICO	Balance
0.01-20.00	15.40%	740	77,000.00
20.01-25.00	22.45%	773	2,205,048.47
25.01-30.00	27.40%	740	1,418,000.00
30.01-35.00	33.14%	724	3,529,260.23
35.01-40.00	36.97%	758	7,788,781.41
40.01-45.00	43.14%	748	6,775,360.68
45.01-50.00	48.17%	746	17,314,860.00
50.01-55.00	52.71%	735	20,750,481.30
55.01-60.00	58.06%	733	28,601,702.94
60.01-65.00	63.08%	730	29,152,999.43
65.01-70.00	68.65%	736	61,434,971.11
70.01-75.00	73.48%	727	63,291,722.69
75.01-80.00	79.47%	731	158,400,148.99
80.01-85.00	83.27%	710	1,093,528.76
85.01-90.00	89.10%	708	4,953,459.80
90.01-95.00	94.29%	733	2,813,579.42
95.01-100.00	99.67%	722	6,125,800.00

FICO	WA LTV	WA FICO	Balance
321 - 340	0%	-	-
341 - 360	0%	-	-
361 - 380	0%	-	-
381 - 400	0%	-	-
401 - 420	0%	-	-
421 - 440	0%	-	-
441 - 460	0%	-	-
461 - 480	0%	-	-
481 - 500	0%	-	-
501 - 520	0%	-	-
521 - 540	0%	-	-
541 - 560	73.20%	552	139,000.00
561 - 580	38.62%	576	280,000.00
581 - 600	66.16%	594	65,500.00
601 - 620	52.01%	610	1,372,000.00
621 - 640	75.32%	634	2,625,184.00
641 - 660	75.11%	652	8,042,579.99
661 - 680	75.50%	671	27,290,576.75
681 - 700	70.46%	690	56,655,738.32
701 - 720	71.19%	710	71,004,753.38
721 - 740	70.43%	731	65,110,711.46
741 - 760	69.09%	751	61,382,002.56
761 - 780	68.50%	771	66,283,327.78
781 - 800	65.29%	788	44,961,458.45
801 - 820	72.31%	806	9,761,222.54
> 820	86.34%	824	752,650.00
Unknown	0%	-	-

LTV	MIG%	WA FICO	Balance with MIG
0.01-20.00	0.00%	740	0
20.01-25.00	0.00%	773	0
25.01-30.00	0.00%	740	0
30.01-35.00	0.00%	724	0
35.01-40.00	0.00%	758	0
40.01-45.00	0.00%	748	0
45.01-50.00	0.00%	746	0
50.01-55.00	0.00%	735	0
55.01-60.00	0.00%	733	0
60.01-65.00	0.00%	730	0
65.01-70.00	0.00%	736	0
70.01-75.00	0.00%	727	0
75.01-80.00	0.10%	731	871,000.00
80.01-85.00	12.00%	710	1,093,528.76
85.01-90.00	18.98%	708	3,713,459.80
90.01-95.00	23.81%	733	2,258,204.42
95.01-100.00	0.00%	722	0

Purpose	WA LTV	WA FICO	Balance
Purchase	74.66%	740	155,258,768.45
Cash-Out/Refinancing	65.40%	730	147,431,512.86
Refinancing	69.41%	726	113,036,423.92

Occupancy	WA LTV	WA FICO	Balance
Owner	70.20%	732	362,834,184.55
Investment	64.79%	726	10,756,381.19
2nd Home	69.11%	743	42,136,139.49

Loan Balance	WA LTV	WA FICO	Balance
<$200,000	71.01%	730	59,141,753.97
<$400,000	71.96%	732	124,604,797.42
<$600,000	70.28%	735	81,637,660.12
>$600,000	67.68%	733	150,342,493.72

Property Type	WA LTV	WA FICO	Balance
SFR	68.89%	732	254,824,657.86
PUD	71.59%	736	109,593,525.16
CND	71.60%	730	47,509,672.21
2-4 Family	72.83%	706	3,798,850.00

Documentation Type	WA LTV	WA FICO	Balance
Full	71.92%	729	206,105,796.62
Reduced	67.63%	751	31,910,288.91
SISA
NISA	63.10%	733	72,559,515.61
NINA	84.55%	773	678,798.88
NAV
No Ratio	38.91%	769	885,000.00
Alt	71.70%	733	103,587,305.21

Fixed Period (Months)	WA LTV	WA FICO	Balance
1	69.57%	734	162,721,584.34
3	0.00%	0	0.00
6	70.19%	732	253,005,120.89
12	0%	-	-
24	0%	-	-
36	0%	-	-
60	0%	-	-
84	0%	-	-
>=120	0%	-	-

DTI	WA LTV	WA FICO	Balance
0.01 - 5.00	59.28%	775	570,017.22
5.01 - 10.00	69.00%	739	5,671,886.06
10.01 - 15.00	58.16%	743	16,020,308.07
15.01 - 20.00	68.20%	747	24,525,141.88
20.01 - 25.00	68.94%	739	34,581,286.09
25.01 - 30.00	71.75%	738	51,602,873.59
30.01 - 35.00	68.61%	734	67,308,733.11
35.01 - 40.00	69.69%	729	90,985,579.69
40.01 - 45.00	73.18%	727	61,501,449.62
45.01 - 50.00	70.62%	720	25,111,029.85
50.01 - 55.00	76.82%	724	14,588,654.00
> 55.00	75.09%	735	13,293,780.00
Unknown	61.32%	730	9,965,966.05

Geographic Distribution	WA LTV	WA FICO	Balance
AK	65.75%	780	557,100.00
AL	75.00%	748	258,750.00
AR	86.73%	718	557,000.00
AS	0.00%	0	0.00
AZ	70.97%	736	21,313,465.00
CA	67.94%	734	120,161,723.75
CO	63.24%	739	16,398,924.41
CT	71.46%	713	6,285,300.00
CZ	0.00%	0	0.00
DC	70.38%	771	1,362,604.00
DE	65.87%	760	2,504,700.00
FL	69.71%	736	43,371,752.18
GA	75.87%	737	7,901,784.98
GU	0.00%	0	0.00
HI	59.93%	748	5,499,999.93
IA	68.18%	779	450,000.00
ID	76.11%	747	914,300.00
IL	68.14%	744	8,728,280.66
IN	93.09%	685	1,871,800.00
KS	80.43%	722	1,821,914.27
KY	79.75%	715	1,848,444.28
LA	79.93%	668	804,800.00
MA	62.12%	736	12,802,601.03
MD	67.19%	734	10,444,899.98
ME	77.29%	720	2,147,300.00
MI	71.23%	718	12,340,480.85
MN	70.03%	738	7,017,599.97
MO	76.43%	711	3,705,158.86
MS	73.81%	754	491,950.00
MT	80.00%	705	492,000.00
NC	75.00%	749	6,481,216.53
ND	74.65%	737	784,850.00
NE	80.00%	747	93,600.00
NH	75.00%	697	198,750.00
NJ	68.10%	722	16,304,637.24
NM	77.68%	762	1,370,049.02
NV	71.41%	722	10,467,135.06
NY	66.12%	729	19,535,919.84
OH	75.80%	729	16,039,188.54
OK	80.00%	776	171,600.00
OR	78.10%	751	1,507,970.00
OT	0.00%	0	0.00
PA	74.87%	738	6,732,206.35
PR	0.00%	0	0.00
RI	100.00%	784	640,000.00
SC	68.85%	765	2,474,769.22
SD	0.00%	0	0.00
TN	72.41%	737	2,378,682.17
TT	0.00%	0	0.00
TX	78.09%	727	9,217,579.63
UT	77.62%	726	7,117,428.73
VA	74.21%	726	13,365,690.00
VI	0.00%	0	0.00
VT	44.96%	691	370,000.00
WA	71.79%	721	7,174,358.75
WI	81.29%	729	1,246,440.00
WV	0.00%	0	0.00
WY	0.00%	0	0.00

Sequoia 2005-1

1. FICO Score

	Number
	of		% of
FICO	Mortgage	Total	Total
Score	Loans	Balance	Balance	LTV
540 - 559	1	139,000.00	0.03	73.2
560 - 579	1	280,000.00	0.07	38.62
580 - 599	1	65,500.00	0.02	66.16
600 - 619	4	1,372,000.00	0.33	52.01
620 - 639	6	2,298,000.00	0.55	74.65
640 - 659	26	7,488,263.99	1.8	75.61
660 - 679	95	25,706,376.76	6.18	75.19
680 - 699	156	56,688,438.32	13.64	70.78
700 - 719	183	69,254,053.37	16.66	70.97
720 - 739	179	66,420,111.46	15.98	71.21
740 - 759	172	62,985,902.57	15.15	68.59
760 - 779	177	62,697,401.31	15.08	68.92
780 - 799	122	47,027,084.91	11.31	64.77
800 - 819	46	12,551,922.54	3.02	71.9
820 - 839	2	752,650.00	0.18	86.34
Total:	1,171	415,726,705.23	100	69.95
Minimum: 552
Maximum: 826
Non Zero Weighted Average: 733

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Computational Materials

$ [398,055,000]

(Approximate)

Sequoia Mortgage Trust 2005-1

Mortgage Pass-Through Certificates

Adjustable Rate Residential Mortgage Loans

RWT Holdings, Inc.

Seller

Sequoia Residential Funding, Inc.

Depositor

Wells Fargo Bank, N.A.

Master Servicer

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

Sensitivity Table

Sequoia Mortgage Trust 2005-1 - Price/Yield to Call - XA
Balance	$398,055,000
Initial Coupon	1.28898
Settle	1/27/2005

Prepay	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR	40 CPR	50 CPR
Price	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
2.1633	43.85	36.81	29.45	21.33	12.38	2.58	-8.15	-32.94
2.1946	43.04	36.02	28.68	20.55	11.60	1.79	-8.96	-33.76
2.2259	42.26	35.26	27.92	19.80	10.84	1.02	-9.74	-34.56
2.2572	41.50	34.52	27.19	19.06	10.09	0.26	-10.50	-35.33
2.2885	40.76	33.79	26.48	18.35	9.37	-0.47	-11.25	-36.09
2.3198	40.04	33.09	25.79	17.65	8.66	-1.19	-11.97	-36.83
2.3511	39.35	32.41	25.11	16.97	7.97	-1.89	-12.69	-37.56
2.3824	38.67	31.74	24.45	16.31	7.30	-2.57	-13.38	-38.27
2.4137	38.00	31.10	23.81	15.66	6.64	-3.24	-14.06	-38.96
2.4450	37.36	30.47	23.19	15.03	6.00	-3.89	-14.72	-39.64
2.4763	36.73	29.85	22.58	14.41	5.37	-4.53	-15.37	-40.31
2.5076	36.12	29.25	21.98	13.81	4.76	-5.16	-16.01	-40.96
2.5389	35.52	28.67	21.40	13.22	4.16	-5.77	-16.63	-41.59
2.5702	34.94	28.09	20.83	12.64	3.57	-6.37	-17.24	-42.22
2.6015	34.37	27.54	20.28	12.08	3.00	-6.96	-17.84	-42.83
2.6328	33.82	26.99	19.74	11.53	2.44	-7.53	-18.42	-43.43
2.6641	33.28	26.46	19.21	10.99	1.89	-8.09	-19.00	-44.02
2.6954	32.75	25.94	18.69	10.46	1.35	-8.64	-19.56	-44.60
2.7267	32.23	25.44	18.19	9.95	0.82	-9.18	-20.11	-45.16
2.7580	31.73	24.94	17.69	9.44	0.30	-9.71	-20.65	-45.72
2.7893	31.23	24.45	17.21	8.95	-0.21	-10.23	-21.18	-46.26

Mod Duration	1.96	2.01	2.02	2.00	1.96	1.93	1.90	1.85

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the “Final Prospectus”) related to the securities (the “Securities”) in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.